 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2017

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.
On November 1, 2017, SPX FLOW, Inc. (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.
The press release incorporated by reference into this Item 2.02 contains disclosure regarding organic revenue growth (decline), defined as net revenue growth (decline) excluding the effects of foreign currency fluctuations. The Company’s management believes that this metric is a useful financial measure for investors in evaluating its operating performance because excluding the effect of currency fluctuations, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period.  In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business.
The press release also contains disclosure regarding net debt, defined as total debt net of (1) debt balances under our purchase card program and (2) cash and equivalents in excess of $50.0 million. Net debt is presented in a manner consistent with the definition of certain related defined terms within our senior credit facilities and utilized by the Company in the calculation of certain financial covenant ratios. The Company views this measure, when read in conjunction with its comparable GAAP amount, as giving investors a useful tool to assess the financial health and leverage of the Company. Additionally, the Company’s management uses this metric as a measure of the Company’s leverage.
The Company is executing a global multi-year plan to transition our enterprise into an operating company ("global realignment program"), pursuant to which it expects to incur costs of approximately $22 million in 2017 toward restructuring actions ("special charges"). To aid investors who seek comparability period-to-period, the Company, in the press release incorporated by reference into this Item 2.02, adjusted certain metrics to exclude these charges and certain other charges (benefits). These metrics include disclosure of:

(i)	adjusted operating income, which is defined as operating income excluding special charges;

(ii)
adjusted net income, which is defined as net income (loss) attributable to SPX FLOW, Inc. excluding loss on early extinguishment of debt, net of tax benefit, special charges, net of tax benefit, and net discrete tax items and other;

(iii)	EBITDA, which is defined as net income (loss) attributable to SPX FLOW, Inc. excluding income tax provision (benefit), interest expense and depreciation and amortization;

(iv)	adjusted EBITDA, which is defined as EBITDA excluding special charges and loss on early extinguishment of debt, and

(v)
adjusted diluted earnings per share (“EPS”), which is defined as diluted earnings (loss) per share excluding the dilutive EPS effects of loss on early extinguishment of debt, net of tax benefit, special charges, net of tax benefit, and net discrete tax items and other.

The Company views each of the above measures, when read in conjunction with their most comparable GAAP number or amount, as giving investors useful tools to assess the health and prospects of the Company. Additionally, the Company’s management uses these adjusted metrics as measures of the Company’s performance.
The press release also contains disclosure regarding free cash flow from (used in) operations, defined as net cash from (used in) operations adjusted to include capital expenditures. In addition, the press release contains disclosure regarding adjusted free cash flow from operations, defined as free cash flow from (used in) operations, adjusted to exclude cash spending on restructuring actions, capital expenditures related to expansion of a manufacturing facility, and domestic pension payments, net of tax benefit. The Company’s management believes that free and adjusted free cash flow from (used in) operations are useful financial measures for investors in evaluating the cash flow performance of multi-industrial companies, since the measures provide insight into the cash flow available to fund such things as equity repurchases, dividends, mandatory and discretionary debt reduction and acquisitions or other strategic investments. In addition, although the use of free and adjusted free cash flow from (used in) operations is limited by the fact that these measures can exclude certain cash items within management’s discretion, free and adjusted free cash flow from (used in) operations are factors used by the Company’s management in internal evaluations of the overall performance of its business.
None of the non-GAAP measures described above is a measure of financial performance under accounting principles generally accepted in the United States (“GAAP”), and should not be considered a substitute for, and should be used in combination with, the GAAP number or amount from which it is reconciled. Non-GAAP measures used by the Company may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the press release for the components of each of the Company’s non-GAAP numbers or amounts referred to above, and for the reconciliations of these numbers or amounts from their respective most comparable GAAP measures.
The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release issued November 1, 2017, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: November 1, 2017	By:	/s/ Jeremy W. Smeltser
Jeremy W. Smeltser
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued November 1, 2017, furnished solely pursuant to Item 2.02 of Form 8-K.